Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of June 6, 2017, by and among ULTRA RESOURCES, INC., a Delaware corporation (the “Borrower”), BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), Barclays Bank PLC, as syndication agent, joint lead arranger and joint bookrunner, Goldman Sachs Bank USA, as documentation agent, joint lead arranger and joint bookrunner, Capital One, National Association, as documentation agent, BMO Capital Markets Corp., as joint lead arranger and joint bookrunner, and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Credit Agreement, dated as of April 12, 2017, among Ultra Petroleum Corp., a Yukon corporation, and UP Energy Corporation, a Delaware corporation, (collectively, the Parent Guarantor), the Borrower, the Administrative Agent, the Lenders and other parties from time to time party thereto (the “Credit Agreement”), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans to the Borrower as therein provided;

WHEREAS, the Borrower has requested, and the Administrative Agent and all the Lenders have agreed, as set forth herein, to amend certain provisions of the Credit Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Credit Agreement, in consideration of the loans which may hereafter be made by Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1.          Defined Terms.

(a) Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

(b) The following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.1(b):

“Assignees” has the meaning given to such term in the Master Assignment and Assumption.

“Assignors” has the meaning given to such term in the Master Assignment and Assumption.

“Master Assignment and Assumption” means that certain Master Assignment and Assumption, dated as of the date hereof, among the Assignors, the Assignees, the Administrative Agent and the Borrower.

ARTICLE II.

AMENDMENTS TO CREDIT AGREEMENT

Section 2.1.          Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in the appropriate place in alphabetical order:

“Decrease and Maintenance Lenders” means: (i) at any time when there are seven or more Non-Defaulting Lenders (x) while no Loan or LC Exposure is outstanding, any four (4) Non-Defaulting Lenders having at least sixty-six and two-thirds percent (66-2/3%) of the Total Commitment of all Non-Defaulting Lenders and (y) while any Loan or LC Exposure is outstanding, any four (4) Non-Defaulting Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding aggregate principal amount of the Loans and participation interests in Letters of Credit of all Non-Defaulting Lenders (in each case without regard to any sale by a Non-Defaulting Lender of a participation in any Loan under Section 12.04(c)); and (ii) at any time when there are six or fewer Non-Defaulting Lenders, the Required Lenders.

Section 2.2.          Amendment to Section 2.07.

(a)            Subsections 2.07(c)(iii) and 2.07(d) of the Credit Agreement are hereby amended by replacing the phrase “Required Lenders” in each instance in which it occurs therein with the phrase “Decrease and Maintenance Lenders”.

(b)            Subsection 2.07(c)(iii) is hereby amended by deleting the first sentence thereof in its entirety and inserting the following sentence in replacement thereof:

“(A) Any Proposed Borrowing Base that would increase the Borrowing Base then in effect must be approved or deemed to have been approved by all of the Lenders and (B) any Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect must be approved or be deemed to have been approved by the Decrease and Maintenance Lenders, in each case, (x) in each Lender’s sole discretion consistent with its normal oil and gas lending criteria as it exists at the particular time and (y) as provided in this Section 2.07(c)(iii).”

Section 2.3.          Amendment to Section 4.05. Subsection 4.05(a)(i) of the Credit Agreement is hereby amended by inserting the phrase “Decrease and Maintenance Lenders, ” immediately after the phrase “Required Lenders, ”.

Section 2.4.          Amendment to Section 11.03.

(a)            Clause (a) of Section 11.03 of the Credit Agreement is hereby amended by inserting the phrase “, the Decrease and Maintenance Lenders” immediately after the phrase “the Required Lenders”.

(b)            The last sentence of Section 11.03 of the Credit Agreement is hereby amended by inserting the phrase “, the Decrease and Maintenance Lenders” immediately after the phrase “the Required Lenders”.

Section 2.5.          Amendment to Section 11.06. Section 11.06 of the Credit Agreement is hereby amended by inserting the phrase “ so long as no Default has occurred and is continuing” immediately after the phrase “in consultation with the Borrower”.

Section 2.6.          Amendment to Section 11.10. Subsection 11.10(a)(i) of the Credit Agreement is hereby amended by (a) replacing the punctuation mark “,” immediately preceding clause (y) of such Subsection with “or”, (b) replacing the word “or” immediately preceding clause (z) of such Subsection with “.” and (c) deleting clause (z) of such Subsection in its entirety.

Section 2.7.          Amendment to Section 12.02.

(a)            Clause (iii) of Subsection 12.02(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(iii) decrease or maintain the Borrowing Base without the consent of the Decrease and Maintenance Lenders or reduce the percentages set forth in Section 8.14(a) or Section 8.19(b) to less than 85% or 50% as set forth in such Sections without the consent of the Required Lenders,”

(b)            Clause (viii) of Subsection 12.02(b) of the Credit Agreement is hereby amended by deleting the phrase “ (other than as provided in Section 11.10)”.

(c)            Clause (ix) of Subsection 12.02(b) of the Credit Agreement is hereby amended by inserting the phrase “ “Decrease and Maintenance Lenders”,” immediately after the phrase ““Required Lenders”,”.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Section 3.1.          Effective Date. This Amendment shall become effective as of the date first above written when and only when: (a) the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower and all the Lenders in form, substance and date satisfactory to the Administrative Agent; (b) the Administrative Agent shall have received counterparts of the Master Assignment and Assumption duly executed and delivered by the Assignors, the Assignees and the Borrower in form, substance and date satisfactory to the Administrative Agent; and (c) each Assignee shall have received from the Assignors an upfront fee equal to seventy-five (75) basis points on such Assignee’s Commitment. The Administrative Agent shall notify the Borrower of the effective date of this Amendment on the date this Amendment becomes effective.

Section 3.2.          No Default. After giving effect to this Amendment, no Default or Event of Default shall exist under the Credit Agreement or under any other Loan Document.

Section 3.3.          Representations and Warranties. Each representation and warranty of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the date of this Amendment, except (i) to the extent any such representation and warranty is expressly limited to an earlier date, in which case, on and as of the date of this Amendment, such representation and warranty shall continue to be true and correct as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects.

ARTICLE IV.

MISCELLANEOUS

Section 4.1.          Ratification of Agreements. The Loan Documents, as they may be affected by this Amendment, are hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

Section 4.2.          Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement (as they may be affected by this Amendment) pertaining to Loan Documents apply thereto.

Section 4.3.          Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 4.4.          Counterparts; Fax. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BANK OF MONTREAL, as Administrative Agent

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Meghan Sullivan
Name:	Meghan Sullivan
Title:	Authorized Signatory

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Kevin Crealese
Name:	Kevin Crealese
Title:	Managing Director

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]

Agreed and acknowledged:

ULTRA RESOURCES, INC., as Borrower

By:	/s/ Garland R. Shaw
	Name:	Garland R. Shaw
	Title:	Senior Vice President and Chief Financial Officer

[Ultra Resources - Signature Page to First Amendment to Credit Agreement]